Exhibit 99.2

Supplemental Operating and Financial Data

For the Period Ended September 30, 2014

*Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Company Overview

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Atlanta, GA	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Dallas, TX	Scottsdale, AZ
San Diego, CA 92128	Orlando, FL	Stockton, CA
Tel: 858-613-1800	Richmond, VA
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO, Treasurer	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Broadridge Corporate Issuer Solutions, Inc.	Latham & Watkins
PO Box 1342	12636 High Bluff Drive, Suite 400
Brentwood, NY 11717	San Diego, CA 92130
Tel: 877-830-4936	Tel: 858-523-5400
Email: shareholder@broadridge.com
Website: www.broadridge.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s report on Form 10-Q or Form 10-K with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the retail industry or the markets in which the Company operates; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; the Company’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; the Company’s inability to successfully complete real estate acquisitions or successfully operate acquired properties; the Company’s failure to qualify or maintain its status as a REIT; risks associated with the Company’s dependence on key personnel whose continued service is not guaranteed; and risks associated with downturns in domestic and local economies, and volatility in the securities markets. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Property Locations

Greater SF Bay Area
Stockton, CA
Manteca, CA
Tracy, CA
Gilroy, CA
Salt Lake City, UT
Orem, UT
St. George, UT
Las Vegas, NV
San Diego, CA
Phoenix, AZ
Dallas/Ft. Worth, TX
Southlake, TX
Rockwall, TX
Fort Worth, TX
Odessa, TX
Houston, TX
Brandywine, MD
Richmond, VA
Newport, TN
Spring Hill, TN
Simpsonville, SC
Birmingham, AL
Atlanta, GA
Montgomery, AL
Milledgeville, GA
Dothan, AL
St. Marys, GA
Ocala, FL
Orlando, FL
Tampa, FL
Palm Beach Gardens, FL
Change in Total Population from 2010 to 2020
Greater Than 350,000
Between 100,000-350,000
Less Than 100,00
EXL Properties
Regional Offices

Analyst Coverage

Company	Analyst	Contact

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Cantor Fitzgerald	David Toti	(212) 915-1219
	Evan Smith	(212) 915-1220

Hilliard Lyons	Carol Kemple	(502) 588-1839

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Raymond James	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Sandler O’Neill + Partners	Alexander Goldfarb	(212) 466-7937
	Andrew Schaffer	(212) 466-8062

Stifel, Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data (Consolidated)

For the Period Ended September 30, 2014
(Dollars and share data in thousands, except per share data)

Portfolio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	7,057,289
Percent Leased-Operating Portfolio	93.4%
Percent Occupied-Operating Portfolio	92.5%
Annualized Base Rent (2)	$102,030
Total no. retail leases signed or renewed	36
Total sq. ft. retail leases signed or renewed	178,752

Financial Results
Net income (loss) attributable to the common stockholders	$(2,830)
Net income (loss) per diluted share	$(0.05)
Funds from operations (FFO)	$8,498
FFO per diluted share	$0.14
Adjusted funds from operations (AFFO)	$12,098
AFFO per diluted share	$0.19
EBITDA	$18,817

Assets
Gross undepreciated real estate	$1,322,161
Gross undepreciated assets	$1,477,435
Total liabilities to gross undepreciated assets	44.4%
Debt to gross undepreciated assets	38.3%

Capitalization
Common shares outstanding	61,116
OP units outstanding	1,020

Total common shares and OP units	62,136
Closing price at quarter end	$11.77
Equity capitalization	$731,341
Series A convertible preferred shares (at liquidation preference of $25.00 per share)	33,274
Series B preferred shares (at liquidation preference of $25.00 per share)	92,000
Total debt (3)	565,749

Total capitalization	$1,422,364

Debt/total capitalization	39.8%
Debt/EBITDA	7.5

Common Stock Data
Range of closing prices for the quarter	$11.46-13.52
Weighted average common shares outstanding - diluted (EPS)	60,389
Weighted average common shares outstanding - diluted (FFO and AFFO)	61,409
Shares of common stock outstanding	61,116

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.

(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.

(3)	Excludes debt discount or premium.

Balance Sheets

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
ASSETS:

Property:
Land	$409,013	$380,363	$380,368	$380,366	$355,509
Buildings	754,860	647,401	646,062	642,356	620,840
Site improvements	69,137	64,769	64,283	63,242	60,459
Tenant improvements	62,454	56,459	55,624	54,025	52,254
Construction in progress	26,697	14,980	8,028	7,576	3,297
Less accumulated depreciation	(83,008)	(75,834)	(68,635)	(61,479)	(54,409)

Property, net	1,239,153	1,088,138	1,085,730	1,086,086	1,037,950
Cash and cash equivalents	6,143	183,749	5,307	3,245	3,483
Restricted cash	7,707	6,973	8,535	8,147	41,139
Tenant receivables, net	4,404	3,205	3,746	5,117	3,500
Lease intangibles, net	81,796	68,213	73,013	78,345	80,273
Deferred rent receivable	10,824	10,342	9,819	9,226	8,462
Other assets (1)	36,022	22,572	21,143	20,135	18,944
Real estate held for sale, net of accumulated amortization	-	-	-	-	-
Investment in unconsolidated entities	8,378	8,303	8,405	8,520	8,371

Total assets	$1,394,427	$1,391,495	$1,215,698	$1,218,821	$1,202,122

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$160,837	$207,048	$238,543	$251,191	$308,365
Notes payable	56,000	-	198,000	179,500	193,500
Unsecured notes	348,725	348,693	100,000	100,000	-
Accounts payable and other liabilities	40,821	29,110	23,964	21,700	25,893
Lease intangibles, net	36,260	25,845	26,967	28,114	27,884
Dividends/distributions payable	12,918	13,160	10,944	10,932	10,684

Total liabilities	655,561	623,856	598,418	591,437	566,326

Equity:
Total stockholders’ equity	727,094	755,611	605,665	615,446	621,562
Non-controlling interests	11,772	12,028	11,615	11,938	14,234

Total equity	738,866	767,639	617,280	627,384	635,796

Total liabilities and equity	$1,394,427	$1,391,495	$1,215,698	$1,218,821	$1,202,122

(1) Other assets is primarily comprised of deposits, notes receivable, prepaid expenses and furniture, fixtures, and equipment

Statements of Operations

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and dividends per share)

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Revenues:
Rental revenue	$24,750	$23,556	$74,836	$67,685
Tenant recoveries	5,057	5,022	15,168	14,099
Other income	427	353	1,457	954

Total revenues	30,234	28,931	91,461	82,738

Expenses:
Maintenance and repairs	2,030	1,821	6,439	5,239
Real estate taxes	3,148	3,354	9,443	9,312
Management fees	496	698	1,533	1,331
Other operating expenses	1,632	1,845	4,978	4,707
Changes in fair value of contingent consideration	-	(10)	-	(1,568)
General and administrative	4,289	3,399	12,263	10,536
Depreciation and amortization	11,212	11,637	34,419	34,613

Total expenses	22,807	22,744	69,075	64,170

Net operating income	7,427	6,187	22,386	18,568

Interest expense	(6,387)	(4,728)	(17,357)	(13,751)
Interest income	103	49	206	146
Income (loss) from equity in unconsolidated entities	75	12	240	(13)
Gain on acquisition of real estate and sale of land parcel	-	-	-	-
Changes in fair value of financial instruments and gain on OP unit redemption	-	-	-	230

Net income (loss) from continuing operations	1,218	1,520	5,475	5,180

Income from discontinued operations before gain on sale of real estate assets	-	345	-	481
Gain on sale of real estate assets	-	11,974	-	11,974

Income from discontinued operations	-	12,319	-	12,455

Net income (loss)	1,218	13,839	5,475	17,635
Net (income) loss attributable to non-controlling interests	(70)	(356)	(227)	(489)

Net income (loss) attributable to Excel Trust, Inc.	1,148	13,483	5,248	17,146
Preferred stock dividends	(2,501)	(2,744)	(7,989)	(8,232)
Cost of redemption of preferred stock	(1,477)	-	(1,477)	-

Net income (loss) attributable to the common stockholders	$(2,830)	$10,739	$(4,218)	$8,914

Basic and diluted net income (loss) per share	$(0.05)	$0.22	$(0.09)	$0.18

Weighted-average common shares outstanding - basic and diluted	60,389	47,497	52,293	46,674

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:

	Three Months Ended September 30, 2014	Three Months Ended June 30, 2014	Three Months Ended March 31, 2014	Three Months Ended December 31, 2013	Three Months Ended September 30, 2013

Net income attributable to Excel Trust, Inc.	$1,218	$1,905	$2,195	$2,378	$13,483

Add:
Interest expense	6,387	5,981	4,989	5,193	4,728
Depreciation and amortization(1)	11,212	11,411	11,796	11,534	11,766

EBITDA	$18,817	$19,297	$18,980	$19,105	$29,977

(1) Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations for the three months ended September 30, 2013.

Reconciliation of Net Income to FFO and AFFO

For the Period Ended September 30, 2014

(In thousands, except per share data)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income(loss) for the three and nine months ended September 30, 2014 and 2013 is as follows:

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Net income (loss) attributable to the common stockholders	$(2,830)	$10,739	$(4,218)	$8,914

Add:
Non-controlling interests in operating partnership	(21)	279	(47)	240
Depreciation and amortization (1)	11,212	11,766	34,419	35,306
Deduct:
Depreciation and amortization related to joint venture (2)	137	214	463	879

Funds from operations (3)	$8,498	$11,024	$30,617	$33,365

Adjustments:
Transaction costs	820	600	1,297	1,046
Deferred financing costs	457	387	1,380	1,300
Stock-based and other non-cash compensation expense	1,153	583	3,117	1,713
Changes in fair value of contingent consideration	-	(10)	-	(1,568)
Changes in fair value of financial instruments	-	-	-	(230)
Straight-line effects of lease revenue	(482)	(664)	(1,599)	(2,588)
Amortization of above- and below-market leases	225	(14)	(136)	204
Cost of redemption of preferred stock	1,477	-	1,477	-
Non-incremental capital expenditures	(51)	(227)	(230)	(577)
Non-cash expenses (income) related to joint venture	1	6	(16)	(275)

Adjusted funds from operations (3)	$12,098	$11,685	$35,907	$32,390

Weighted average common shares outstanding	60,389	47,497	52,293	46,674
Add (4) :
OP units	1,020	1,225	1,020	1,230
Restricted stock	-	172	-	206
Contingent consideration related to business combinations	-	-		-
LTIP restricted stock	-	-	-	-

Weighted average common shares outstanding - diluted (FFO and AFFO)	61,409	48,894	53,313	48,110

Funds from operations per share (diluted) (5)	$0.14	$0.22	$0.57	$0.69
Adjusted funds from operations per share (diluted) (5)	$0.19	$0.24	$0.67	$0.67

Other Information (6) :
Leasing commissions paid	$231	$396	$719	$1,366
Tenant improvements paid	$457	$3,391	$2,485	$6,483

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the three and nine months ended September 30, 2013).

(2)	Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocable to non-controlling interests in the operating partnership and an increase for the Company’s portion of depreciation and amortization expense related to its investment in the unconsolidated La Costa Town Center and The Fountains at Bay Hill properties.

(3)	FFO and AFFO are described on the Definitions page.

(4)	The calculation of FFO for the three months ended September 30, 2014 and 2013 include 1,020,000 and 1,397,000 OP units and shares of restricted stock, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months ended September 30, 2014 and 2013 exclude 3,173,142 and 3,356,178 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method. The calculation of FFO for the nine months ended September 30, 2014 and 2013 include 1,020,000 and 1,436,000 OP units and shares of restricted stock, which are considered antidilutive for purposes of calculating diluted earnings per share. The nine months ended September 30, 2014 and 2013 exclude 3,301,803 and 3,341,076 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.

(5)	The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months ended September 30, 2014 and 2013 includes a reduction of $124,000 and $143,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings. The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the nine months ended September 30, 2014 and 2013 includes a reduction of $373,000 and $326,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.

(6)	Excludes development properties and shell construction costs for value-add opportunities at operating properties.

Debt Summary (Consolidated)

For the Period Ended September 30, 2014

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$497,749	88%
Variable Rate Debt(2)	68,000	12%

Total Debt(1)	$565,749	100%
Debt(1)/Gross Undepreciated Assets	38.3%
		% Total Debt
Secured Debt(1)	$159,749	28%
Unsecured Debt	406,000	72%

Total Debt	$565,749	100%
Secured Debt to Gross Undepreciated Assets		10.8%

Maturities by Year-Secured(3)	Amount	% Total Debt		Maturities by Year-Unsecured(3)	Amount	Contractual Interest Rate	% Total Debt

2014	$971	0.2%		2014	$-
2015	47,918	8.5%		2015	-
2016	2,362	0.4%		2016	-
2017	41,446	7.3%		2017	-
2018	2,196	0.4%		2018	56,000
2019	5,615	1.0%		2019	-
2020	37,419	6.6%		2020	75,000	4.4%	13.3%
2021	628	0.1%		2021	-
2022	675	0.1%		2022	-
2023	725	0.1%		2023	25,000	5.2%	4.4%
Beyond 2023	19,794	3.5%		Beyond 2023	250,000	4.6%	44.2%

Total	$159,749	28.2%		Total	$406,000	4.0%	71.8%

Mortgage Notes	Amount	Contractual Interest Rate	Maturity

The Promenade	$46,586	4.8%	Oct-15
5000 South Hulen	13,237	5.6%	Apr-17
Lake Pleasant Pavilion	27,597	6.1%	Oct-17
Rite Aid, Vestavia	880	7.3%	Oct-18
Living Spaces-Promenade	6,875	7.9%	Nov-19
West Broad Village	39,700	3.3%	May-20
Lowe’s, Shippensburg	12,874	7.2%	Oct-31
Northside Mall	12,000	0.1%	Nov-35

Total	159,749	4.7%
Debt (discount) or premium	1,088

Mortgage notes, net	$160,837

(1) Amount excludes debt discount or premium.

(2) Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property and our unsecured revolving credit facility. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of September 30, 2014 was 0.05%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility. The unsecured revolving credit facility also bears interest at LIBOR plus 0.90% to 1.70% (the rate as of September 30, 2014 was 1.45%).

(3) Includes monthly payments on outstanding principal as well as principal due at maturity.

Common and Preferred Stock Data

For the Period Ended September 30, 2014

(In thousands, except per share data)

	Three Months Ended September 30, 2014	Three Months Ended June 30, 2014	Three Months Ended March 31, 2014	Three Months Ended December 31, 2013
Earning per share - share data
Weighted average common shares outstanding - diluted	60,389	48,567	47,785	47,672

Diluted common shares - EPS	60,389	48,567	47,785	47,672

Funds from operations - share data
Weighted average common shares outstanding	60,389	48,567	47,785	47,672
Weighted average OP units outstanding	1,020	1,020	1,020	1,100
Weighted average restricted stock outstanding	-	747	-	141

Total potential dilutive common shares	61,409	50,334	48,805	48,913

Total common shares (including restricted stock) outstanding	61,116	61,117	48,455	48,381
Total OP units outstanding	1,020	1,020	1,020	1,020
Total Series A convertible preferred shares oustanding	1,331	2,000	2,000	2,000
Total Series B preferred shares outstanding	3,680	3,680	3,680	3,680

Common share data
High closing share price	$13.41	$13.92	$12.80	$12.41
Low closing share price	$11.77	$12.32	$11.01	$11.39
Average closing share price	$12.82	$12.95	$11.95	$11.82
Closing price at end of period	$11.77	$13.33	$12.68	$11.39
Dividends per share - annualized	$0.70	$0.70	$0.70	$0.70
Dividend yield (based on closing share price at end of period)	5.9%	5.3%	5.5%	6.1%

Dividends per share
Common stock (EXL)	$0.1750	$0.1750	$0.1750	$0.1750
Series A Convertible Perpetual Preferred stock	$0.4375	$0.4375	$0.4375	$0.4375
Series B Preferred stock	$0.5078	$0.5078	$0.5078	$0.5078

Acquisitions & Developments

For the Period Ended September 30, 2014

(Dollars in thousands, except price per square foot)

Acquisition Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis(3)	Major Tenants
The Family Center at Fort Union	Salt Lake City	UT	1974/2007	688,549	9/26/2014	$191	$131,400	Walmart, Smiths (Kroger), Gordmans, Dick’s, Bed, Bath & Beyond, Babies ‘R’ Us, Ross, OfficeMax, Michaels, DSW, Petco, Ulta
The Family Center at Orem	Orem	UT	1991	150,667	9/26/2014	$113	$17,000	Dick’s, Jo-Ann, Babies ‘R’ Us, Dollar Tree, Toys ‘R’ Us (non-owned), RC Willey (non-owned)

Total				839,216		$117	$148,400
Value-add Opportunities	City	State	Estimated Opening Date(1)	GLA to be Constructed	Land(2)	Improvements	Total Carrying Amount(3)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(4)	Major Tenants
Red Rock Commons	St. George	UT	Q3 2014	15,606	$-	$2,962	$2,962	$-	84%	Café Rio, Charming Charlies
West Broad Village - Expansion A	Richmond	VA	Q4 2014	10,000	$-	$2,205	$2,205	$284	100%	Children of America

Total				25,606	$-	$5,167	$5,167	$284

Developments Under Construction	City	State	Estimated Opening Date(1)	GLA to be Constructed	Land(2)	Improvements	Total Carrying Amount(3)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(4)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	110,086	$2,030	$3,779	$5,809	$9,253	44%	Dickey’s BBQ, Mattress Firm, Northern Tool
Southlake Park Village	Southlake (Dallas)	TX	Q2 2015	186,043	$16,060	$20,727	$36,787	$19,637	67%	Fresh Market, REI

Total				296,129	$18,090	$24,506	$42,596	$28,890

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use
Plaza at Rockwall - Phase III	Rockwall	TX	22,700	TBD	$2,248	Additional shop space
Park West Place - Expansion B	Stockton	CA	9,700	TBD	NA	Additional shop space
Shops at Foxwood	Ocala	FL	1.0 acres	TBD	NA	Additional land to be sold or developed
Chimney Rock - Phase III	Odessa	TX	4.2 acres	TBD	NA	Additional land to be sold or developed
West Broad Village - Expansion B	Richmond	VA	1.2 acres	TBD	NA	Additional land to be sold or developed
Stadium Center - Expansion	Manteca	CA	2.0 acres	TBD	NA	Additional land to be sold or developed
League City Town Center	League City	TX	0.9 acres	TBD	NA	Additional land to be sold or developed

(1) Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.

(2) The Company has not allocated a separate value to land parcels at certain properties for developments that represent only a small portion of the overall property.

(3) Total Carrying Amount includes land value (where applicable), whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.

(4) Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of October 2014.

Operating Portfolio Summary (Consolidated)

For the Period Ended September 30, 2014

(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis	Percent Leased 9/30/14	Percent Leased 6/30/14	Major Tenants
Operating Portfolio
West Broad Village(3)	Richmond	VA	2009	396,923	10/19/2012	$257	$170,200	77.9%	78.8%	Whole Foods, REI, HomeGoods, Dave & Buster’s, South University
The Family Center at Fort Union	Salt Lake City	UT	1974/2007	688,549	9/26/2014	$191	$131,400	97.0%	n/a	Walmart, Smiths (Kroger), Gorman’s, Dick’s, Bed, Bath & Beyond, Babies’ R’ Us, Ross, OfficeMax, Michaels, DSW, Petco, Ulta
The Promenade(4)	Scottsdale	AZ	1999	566,663	7/11/2011	$222	$126,000	92.7%	94.3%	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Living Spaces, Lowe’s (non-owned)
Park West Place	Stockton	CA	2005	603,464	12/14/2010	$153	$92,500	99.4%	99.4%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	100.0%	99.6%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
Promenade Corporate Center	Scottsdale	AZ	2004	256,182	1/23/2012	$207	$53,000	83.3%	84.0%	Fitch, Healthcare Trust of America, Regus, Meridian Bank
Plaza at Rockwall	Rockwall	TX	2007/2012	432,096	6/29/2010	$118	$50,800	99.2%	99.2%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann
Brandywine Crossing	Brandywine	MD	2009	198,384	10/1/2010	$224	$44,500	96.4%	96.9%	Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)
Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	$234	$41,800	89.0%	91.8%	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn
Stadium Center	Manteca	CA	2006	160,726	7/1/2013	$256	$41,150	96.3%	96.3%	Ross, Jo-Ann, Office Max, Old Navy, Costco (non-owned) and Kohl’s (non-owned)
Dellagio	Orlando	FL	2009	123,198	10/19/2012	$325	$40,100	79.0%	84.7%	Flemings, Fifth Third Bank
League City Town Center	League City (Houston)	TX	2008	194,736	8/1/2013	$203	$39,500	96.4%	96.4%	Ross, TJ Maxx, Michael’s, PetSmart, Staples, SuperTarget (non-owned) and Home Depot (non-owned)
Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	391,899	8/30/2010	$89	$34,900	83.6%	83.6%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,880	12/19/2011	$141	$31,000	99.2%	99.1%	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond
Tracy Pavilion	Tracy	CA	2006	162,463	1/24/2013	$189	$30,738	100.0%	95.0%	Marshalls, Ross, PetSmart, Staples, Ulta
Red Rock Commons	St. George	UT	2012	118,593	4//23/2010	$242	$28,700	100.0%	100.0%	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$261	$26,200	100.0%	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)
Rosewick Crossing	La Plata	MD	2008	115,972	10/1/2010	$215	$24,900	81.8%	81.8%	Giant Food, Lowe’s (non-owned)
EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	$136	$24,700	98.9%	98.9%	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)
Chimney Rock	Odessa	TX	2012	190,770	8/30/2012	$125	$23,800	97.3%	97.3%	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta
Excel Centre	San Diego	CA	1999	82,157	4//23/2010	$288	$23,700	90.4%	90.4%	Kaiser Permanente, Excel Trust, UBS
5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	98.6%	96.7%	Barnes & Noble, Old Navy
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	100.0%	Lowe’s
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	91.3%	89.2%	Albertsons, CVS, Wells Fargo, Bank of America
The Family Center at Orem	Orem	UT	1991	150,667	9/26/2014	$113	$17,000	84.9%	n/a	Dick’s, Jo-Ann, Babies’ R’ Us, Dollar Tree, Toys’ R’ Us (non-owned), RC Willey (non-owned)
Centennial Crossroads	Las Vegas	NV	2003	105,415	11/22/2013	$156	$16,400	88.8%	88.8%	Vons, Chase Bank
LA Fitness	San Diego	CA	2006	38,000	10/4/2013	$376	$14,300	100.0%	100.0%	LA Fitness
Pavilion Crossing	Brandon	FL	2012	68,400	10/1/2012	$192	$13,100	100.0%	100.0%	Publix
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	90.8%	90.8%	Publix, McDonald’s (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	94.8%	94.8%	Publix, Hobby Lobby, Books A Million
Meadow Ridge Plaza	Orlando	FL	2007	45,199	10/19/2012	$215	$9,700	83.0%	83.0%	Fifth Third Bank
Shoppes of Belmere	Orlando	FL	2008	26,502	10/19/2012	$366	$9,700	100.0%	100.0%	CVS
Lake Burden Shoppes	Orlando	FL	2008	20,598	10/19/2012	$413	$8,500	87.6%	100.0%	Walgreens
Five Forks Place	Simpsonville	SC	2002	61,191	4//23/2010	$127	$7,800	100.0%	100.0%	Publix
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	91.2%	91.2%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	4//23/2010	$108	$6,500	82.6%	88.9%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	89.2%	89.2%	Dollar Tree, Super Wal-Mart (non-owned)
Cedar Square	Duncanville (Dallas)	TX	1978	75,550	11/4/2013	$57	$4,300	90.8%	93.1%	Beall’s, Walgreens
Total Operating Portfolio	Total			7,057,289		$182	$1,350,088	93.4%	93.5%

(1) Year built represents the year in which construction was completed or the date of the last major renovation.

(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

(3) The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center. However, the property’s total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.

(4) Includes an additional land parcel acquired in August 2013 with an initial cost basis of approximately $16.0 million.

Summary of Retail Leasing Activity (Consolidated)

For the Period Ended September 30, 2014

	Number of Leases(1)	GLA	Weighted Average- New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance per Sq. Ft.	Weighted-Average Lease Term (Yrs.)

Comparable Leases
New leases(3)	8	14,608	$21.85	$20.63	5.9%	$19.81	3.8
Renewals/Options	15	98,084	12.93	12.21	5.9%	-	4.8

Total: Comparable Leases	23	112,692	$14.09	$13.30	5.9%	$2.57	4.7

Non-Comparable Leases
Operating portfolio	7	16,745	$17.12	n/a	n/a	$1.56	5.2
Development	6	49,315	22.08	n/a	n/a	27.47	10.5

Total: Non-Comparable Leases	13	66,060	$20.82	n/a	n/a	$20.90	9.1

Total Leasing Activity	36	178,752	$16.58	n/a	n/a	$9.34	6.3

(1) Excludes month-to-month leases and leases involving office GLA.

(2) Lease rate represents final cash rent from the previous lease and the initial cash rent from the new lease and excludes the impact of changes in lease rates during the term.

(3) Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.

Same Property Analysis

For the Period Ended September 30, 2014

(In thousands, except per share amounts)

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Percentage Change	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013	Percentage Change
Same Property Portfolio (1)

Number of properties	31	31		30	30
Rentable square feet	5,510,526	5,510,526		5,348,063	5,348,063
Percent leased	92.9%	92.0%	0.9%	92.7%	92.1%	0.7%

Percentage of total operating portfolio	78.1%	100.0%		75.8%	97.1%

Total revenues (2)	$26,554	$27,009	-1.7%	$78,309	$78,114	0.2%

Total expenses	6,811	7,538	-9.6%	20,474	20,443	0.2%

Same property - net operating income (GAAP basis)	$19,743	$19,471	1.4%	$57,835	$57,671	0.3%

Less: straight line rents, fair-value lease revenue, lease incentive revenue	(56)	(354)	-84.2%	(980)	(1,998)	-51.0%
Same property - net operating income (cash basis)	$19,687	$19,117	3.0%	$56,855	$55,673	2.1%

(1)	Includes all properties purchased prior to July 1, 2013 (three month analysis) and January 1, 2013 (nine month analysis). Excludes adjustments relating to prior year reimbursements.

(2)	Total revenues for the nine months ended September 30, 2014 includes a reduction of approximately $195,000 in recorded revenues related to a lease termination payment received at one property in 2014. Total revenues for the nine months ended September 30, 2013 includes a reduction of approximately $203,000 in recorded revenues for percentage rents received at one property (pertaining to 2012) that were recognized on a cash basis due to the lack of significant previous operating history. Beginning in 2013, the Company now records an accrual for percentage rent revenues in the fourth quarter of each fiscal year.

Major Tenants By GLA (Consolidated)

For the Period Ended September 30, 2014

(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)			7,057,289

	Tenants	# Stores	Square Feet	% of Total GLA

1	Lowe’s	2	325,863	4.2%
2	Publix	5	245,351	3.1%
3	Dick’s Sporting Goods	5	243,508	3.1%
4	Ross Dress For Less	7	201,742	2.6%
5	Kohl’s	2	176,656	2.3%
6	Bed Bath & Beyond	6	170,099	2.2%
7	Jo-Ann	7	167,795	2.1%
8	TJX Companies	6	166,207	2.1%
9	Living Spaces(2)	1	133,120	1.7%
10	PetSmart	7	131,691	1.7%

	Total Top 10 GLA	48	1,962,032	25.1%

Major Tenants By ABR (Consolidated)

Annualized Base Rent-Operating Portfolio (3)					$ 102,030

	Tenants	# Stores	Square Feet	Rent Per Sq. Ft.	ABR	% ABR

1	Dick’s Sporting Goods	5	243,508	$12.33	$3,003	2.9%
2	Publix	5	245,351	$11.15	$2,735	2.7%
3	Ross Dress For Less	7	201,742	$12.21	$2,463	2.4%
4	Edwards Theatres (Regal Cinemas)	1	100,551	$23.35	$2,348	2.3%
5	Lowe’s	2	325,863	$6.74	$2,195	2.2%
6	Bed Bath & Beyond	6	170,099	$11.73	$1,995	2.0%
7	PetSmart	7	131,691	$15.03	$1,979	1.9%
8	Jo-Ann	7	167,795	$11.63	$1,951	1.9%
9	TJX Companies	6	166,207	$10.33	$1,716	1.7%
10	Kaiser Permanente	1	38,432	$44.46	$1,709	1.7%
	Total Top 10 Annualized Rent	47	1,791,239	$12.33	$22,094	21.7%

(1) Includes gross leasable area associated with buildings on ground lease.

(2) Living Spaces is sub-leasing the building from Sears.

(3) Annualized Base Rent does not include rental revenue from multi-family properties and is further described on the Definitions page.

Expiration Schedule (Consolidated)

For the Period Ended September 30, 2014

(Dollars in thousands, except rent per square foot)	9/30/2014	6/30/2014

Total GLA - Operating Portfolio	7,057,289	6,218,035
Total GLA Occupied - Operating Portfolio	6,531,025	5,752,199

% Occupied	92.5%	92.5%

Total GLA - Operating Portfolio	7,057,289	6,218,035
Total GLA Leased - Operating Portfolio	6,591,003	5,816,416

% Leased	93.4%	93.5%

Retail GLA - Operating Portfolio(1)	6,718,950	5,879,696
Retail GLA Occupied - Operating Portfolio	6,243,365	5,462,838

% Occupied	92.9%	92.9%

Retail GLA - Operating Portfolio(1)	6,718,950	5,879,696
Retail GLA Leased - Operating Portfolio	6,303,343	5,527,055

% Leased	93.8%	94.0%

Total Retail Anchor GLA % Leased - Operating Portfolio	98.8%	99.1%
Total Retail Inline GLA % Leased - Operating Portfolio	83.9%	84.5%

Same Property GLA % Leased (Sequential) - Operating Portfolio(2)	93.2%	93.5%

	Occupied Retail GLA	% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(3)	4,407,628	70.6%	$51,263	54.4%
Occupied Retail Inline GLA(3)	1,835,737	29.4%	42,974	45.6%

Total Occupied Retail GLA	6,243,365	100.0%	$94,237	100.0%

Year		Anchor GLA Expiring	% of Total Occupied Retail GLA	Anchor Rent Per Sq. Ft.	Inline GLA Expiring	% of Total Occupied Retail GLA	Inline Rent Per Sq. Ft.	Total Occupied Retail GLA Expiring	% of Total Occupied Retail GLA	Total Occupied Retail ABR Expiring	% of Total Retail ABR	Average Rent Per Sq. Ft.

2014	(4)	11,000	0.2%	$10.91	66,221	1.1%	$20.31	77,221	1.2%	$1,465	1.6%	$18.97
2015		337,472	5.4%	$11.52	251,568	4.0%	$21.92	589,040	9.4%	$9,400	10.0%	15.96
2016		265,018	4.2%	$11.60	246,647	4.0%	$24.63	511,665	8.2%	$9,149	9.7%	17.88
2017		100,652	1.6%	$14.06	263,020	4.2%	$22.80	363,672	5.8%	$7,413	7.9%	20.38
2018		317,428	5.1%	$13.36	235,733	3.8%	$24.36	553,161	8.9%	$9,984	10.6%	18.05
2019		702,225	11.2%	$14.07	256,082	4.1%	$21.22	958,307	15.3%	$15,315	16.3%	15.98
2020		398,103	6.4%	$15.31	108,067	1.7%	$22.61	506,170	8.1%	$8,537	9.1%	16.87
2021		134,163	2.1%	$11.99	73,639	1.2%	$19.73	207,802	3.3%	$3,062	3.2%	14.74
2022		339,920	5.4%	$12.48	60,333	1.0%	$20.85	400,253	6.4%	$5,500	5.8%	13.74
2023		178,526	2.9%	$12.36	62,752	1.0%	$27.04	241,278	3.9%	$3,902	4.1%	16.17
Beyond 2023		1,623,121	26.0%	$8.93	211,675	3.4%	$28.42	1,834,796	29.4%	$20,510	21.8%	11.18

Total		4,407,628	70.6%	$11.63	1,835,737	29.4%	$23.41	6,243,365	100.0%	$94,237	100.0%	$15.09

(1) Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.

(2) Same property GLA percent leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired, or disposed of during the quarter.

(3) Anchor Tenants and Inline Tenants are described on the Definitions page.

(4) Includes month-to-month leases and ground leases, but excludes percentage rent.

Unconsolidated Investments

For the Period Ended September 30, 2014

(Dollars in thousands)

						Financial Information			Leasing Information
Investment Partner	Formation/Acquisition Date	Property	City	State	Total GLA(1)	Total Assets	Total Debt	Ownership Interest	Percent Leased	ABR

GEM	September 7, 2012	La Costa Town Center	Carlsbad	CA	122,096	$24,925	$14,100	20%	36.7%	$1,189
MDC	October 19, 2012	The Fountains at Bay Hill	Orlando	FL	103,767	$39,401	$23,083	50%	100.0%	$3,073

(1) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

Summary Financial Information:

Balance Sheet	September 30, 2014	Company Pro Rata	December 31, 2013	Company Pro Rata
Assets:
Investments in Real Estate	$60,187	$22,999	$60,391	$23,187
Cash & cash equivalents	294	146	277	136
Other assets	3,845	1,541	4,944	1,772

Total assets	$64,326	$24,686	$65,612	$25,095

Liabilities and members’ equity:
Mortgage notes payable and secured loan	$37,183	$14,362	$37,523	$14,532
Other liabilities	10,275	5,041	10,236	5,008
Members’ equity	16,868	5,283	17,853	5,555

Total liabilities and equity	$64,326	$24,686	$65,612	$25,095

Company’s investment in unconsolidated entities		$8,378		$8,303

Income Statement	Three Months Ended September 30, 2014	Company Pro Rata	Nine Months Ended September 30, 2014	Company Pro Rata
Total revenues	$1,345	$557	$4,120	$1,686

Expenses:
Property operating expenses	360	129	972	337
General and administrative	5	2	9	3
Depreciation and amortization	516	195	1,666	637

Total expenses	881	326	2,647	977

Interest expense	(478)	(156)	(1,431)	(469)

Net income (loss)	$(14)	$75	$42	$240

Company’s loss from equity in unconsolidated entities		$75		$240

Unconsolidated Debt:

La Costa Town Center	September 30, 2014
Proportionate share of debt:	$2,820
Maturity date:	October 1, 2014
Current interest rate:	5.9%

Fountains at Bay Hill:	September 30, 2014
Proportionate share of debt:	$11,542
Maturity date:	April 2, 2015
Current interest rate:	3.4%

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period. Annualized Base Rent does not include rental revenue from multi-family properties.

EBITDA: Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants). If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.